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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                                  May 14, 2003
                                  -------------
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)



               DELAWARE                       0-15190           13-3159796
           ----------------                   -------         --------------
    (State or other jurisdiction of         (Commission      (I.R.S. Employer
            incorporation)                 File Number)      Identification No.)


                              58 SOUTH SERVICE ROAD

                               MELVILLE, NY 11747
                         -----------------------------
                    (Address of principal executive offices)



                                 (631) 962-2000
                           --------- ---------------
              (Registrant's telephone number, including area code)


                                      N/A
                                 ------------
                        (Former name or former address,
                         if changed since last report.)
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ITEM 9.  REGULATION FD DISCLOSURES

         The following information is intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

         On May 14, 2003, OSI Pharmaceuticals, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended March 31, 2003. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

         The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 of the Exchange Act, regardless of any general incorporation language of such filing.


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ITEM 7.  EXHIBITS

    EXHIBIT NO.                 DESCRIPTION


       99.1          Press release, dated May 14, 2003.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 14, 2003                  OSI PHARMACEUTICALS, INC.


                                           By: /s/ Robert L. Van Nostrand
                                           -------------------------------------
                                           Robert L. Van Nostrand
                                           Vice President and Chief Financial
                                           Officer (Principal Financial Officer)
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                                 EXHIBIT INDEX

    EXHIBIT NO.                  DESCRIPTION

       99.1          Press release, dated May 14, 2003.